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                                                                   Exhibit 99(a)



                               AVISTA CORPORATION


                       CERTIFICATION OF CORPORATE OFFICERS
   (Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of
                         the Sarbanes-Oxley Act of 2002)


      Each of the undersigned, Gary G. Ely, Chairman of the Board, President and Chief Executive Officer of Avista Corporation (the "Company"), and Malyn K. Malquist, Senior Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Company's Annual Report on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 14, 2003



                                            /s/ Gary G. Ely
                                    ------------------------------------
                                               Gary G. Ely
                                    Chairman of the Board, President and
                                          Chief Executive Officer



                                            /s/ Malyn K. Malquist
                                    ------------------------------------
                                               Malyn K. Malquist
                                          Senior Vice President and
                                            Chief Financial officer